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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




                       DATE OF REPORT: SEPTEMBER 29, 1999
                        (Date of earliest event reported)




                  SUN COMMUNITIES OPERATING LIMITED PARTNERSHIP
             (Exact name of registrant as specified in its charter)




MICHIGAN                 COMMISSION FILE NO. 333-2522-01             38-3144240
(State of Organization)                                  (IRS Employer I.D. No.)



                              31700 MIDDLEBELT ROAD
                                    SUITE 145
                        FARMINGTON HILLS, MICHIGAN 48334
                    (Address of principal executive offices)



                                 (248) 932-3100
              (Registrant's telephone number, including area code)




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ITEM 5.  OTHER EVENTS.

         On September 29, 1999, Sun Communities, Inc., a Maryland corporation (the "Company"), Sun Communities Operating Limited Partnership, a Michigan limited partnership (the "Partnership"), Belcrest Realty Corporation, a Delaware corporation ("Belcrest"), and Belair Real Estate Corporation, a Delaware corporation (together with Belcrest, the "Contributors"), entered into a Contribution Agreement (a copy of which is filed as an exhibit to this Form 8-K), pursuant to which, among other things, the Contributors contributed an aggregate of $50 million to the Partnership in return for an aggregate of 2,000,000 9.125% Series A Cumulative Redeemable Perpetual Preferred Units in the Partnership (the "Series A Preferred Units"). The rights, limitations and preferences of the Series A Preferred Units are set forth in the One Hundred Third Amendment to the Second Amended and Restated Limited Partnership Agreement of the Partnership, dated as of September 29, 1999 (the "Amendment"), a copy of which is filed as an exhibit to this Form 8-K.

         The Series A Preferred Units will be exchangeable, in whole but not in part, at any time on or after September 29, 2009 at the option of the holders thereof for 9.125% Series A Cumulative Redeemable Preferred Stock of the Company (the "Series A Preferred Stock") at an exchange rate of one share of Series A Preferred Stock for one Series A Preferred Unit, subject to adjustment as set forth in the Amendment, and at certain earlier times pursuant to the terms of the Amendment. The rights, limitations and preferences of the Series A Preferred Stock are set forth in that certain Articles Supplementary to the Charter of the Company, dated as of September 29, 1999, a copy of which is filed as an exhibit to this Form 8-K. The Company has granted certain registration rights to the Contributors with respect to the Series A Preferred Stock pursuant to a Registration Rights Agreement, dated as of September 29, 1999, among the Company and the Contributors, a copy of which is filed as an exhibit to this Form 8-K.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

                  4.1 One Hundred Third Amendment to the Second Amended and Restated Limited Partnership Agreement of the Partnership

                  99.1 Articles Supplementary to the Company's Charter, dated as of September 29, 1999

                  99.2 Contribution Agreement, dated as of September 29, 1999, by and among the Company, the Partnership and the Contributors

                  99.3 Registration Rights Agreement, dated as of September 29, 1999, by and among the Company and the Contributors.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  October 14, 1999      SUN COMMUNITIES OPERATING LIMITED
                              PARTNERSHIP, a Michigan limited partnership

                              By: Sun Communities, Inc., a Maryland corporation,
                                  General Partner

                                  By:      /s/ Jeffrey P. Jorissen
                                     -------------------------------------------
                                           Jeffrey P. Jorissen, Senior Vice
                                           President Treasurer, Chief Financial
                                           Officer, and Secretary











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                  SUN COMMUNITIES OPERATING LIMITED PARTNERSHIP
                                  EXHIBIT INDEX



Exhibit
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4.1      One Hundred Third Amendment to the Second Amended and Restated Limited
         Partnership Agreement of the Partnership*

99.1 Articles Supplementary to the Company's Charter, dated as of September 29, 1999*

99.2 Contribution Agreement, dated as of September 29, 1999, by and among the Company, the Partnership and the Contributors*

99.3 Registration Rights Agreement, dated as of September 29, 1999, by and among the Company and the Contributors*

---------------------------

* Incorporated by reference to the Company's Current Report on Form 8-K dated October 14, 1999




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